================================================================================




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K


                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2004



                          EXTENDED SYSTEMS INCORPORATED
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                   000-23597               82-0399670
-------------------------------       -----------           ----------------
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)        IDENTIFICATION NUMBER)





                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (208) 322-7575
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



================================================================================

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

During the month of June 2004, the audit committee of the Board of Directors (the "Board") of Extended Systems Incorporated ("the Company") requested proposals for external audit services for the fiscal year beginning July 1, 2004 and ending June 30, 2005 ("FY 2005") from three firms, including PricewaterhouseCoopers LLP ("PwC"), the incumbent independent registered public accounting firm. On July 26, 2004, PwC notified the audit committee of the Board that PwC would not be submitting a proposal to provide audit services for the Company's FY 2005 and that PwC declined to stand for re-election as the Company's independent registered accounting firm. The audit committee of the Board is continuing the accounting firm selection process and expects to complete the process and appoint a new independent registered public accounting firm for FY 2005 in the near term.

PwC's reports on the Company's financial statements as of June 30, 2003 and 2002 and for the two fiscal years then ended did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company's fiscal years ended June 30, 2003 and 2002 and through July 26, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of such disagreements in connection with its report of the financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 30, 2004, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

                Exhibit 16 Letter from PricewaterhouseCoopers LLP to the Securities & Exchange Commission dated July 30, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 2004                            EXTENDED SYSTEMS INCORPORATED


                                               By: /s/ Valerie A. Heusinkveld
                                                   --------------------------
                                                   Valerie A. Heusinkveld
                                                   Vice President of Finance
                                                   and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------





Exhibit
Number
-------

 16 Letter from PricewaterhouseCoopers LLP to the Securities & Exchange Commission dated July 30, 2004